UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 17, 2005
                   -----------------------------------------
                Date of Report (Date of earliest event reported)


                              AmNet Mortgage, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Maryland
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)


                1-13485                                    33-0741174
  -----------------------------------          ---------------------------------
       (Commission File Number)                (IRS Employer Identification No.)


       10421 Wateridge Circle, Suite 250 San Diego, CA            92121
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           (Address of principal executive offices)            (Zip Code)


                                  858-909-1200
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              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by AmNet Mortgage, Inc. (the "Company") whether before or after the date hereof, regardless of any general incorporation language in such filing.

     On May 17, 2005, the Company issued a press release which included certain disclosures relating to the Company's financial results for the fiscal quarter ended March 31, 2005. The full text of the Company's press release is attached hereto as Exhibit 99.1. The main purpose of the press release was to report financial results of the Company for the quarter ended March 31, 2005.

     The Company's press release contains certain non-GAAP financial measures (as defined under SEC regulations). We earn interest income and incur interest expense in both segments of our operations. In the Mortgage Banking Business, American Mortgage Network ("AmNet") earns interest on a loan from the date the loan is funded until final disposition of the loan sale. Accordingly, interest income is a function of the volume of loans funded, the interest rate on the loans and the length of time the loans are held prior to sale. To the extent AmNet funds loans with borrowings under its warehouse facilities, it records interest expense based on the same factors. Similarly, in the Mortgage Asset Portfolio Business, we generate revenue on the interest we receive on the mortgage loans we hold for investment and we incur interest expense on the borrowings used to fund our loan portfolio.

     Because the interest income and interest expense in each segment of our business are closely related and dependant on many of the same factors, in particular the volume of loans we originate or hold for investment, management believes that it is helpful in understanding our operations to analyze the impact of interest income and expense together within each segment of our operations. For this reason, the press release text provides information regarding the net interest income (interest income less interest expense) generated by each segment. Management believes that this is consistent with how financial analysts typically consider interest in analyzing mortgage banking operations. For the same reasons, in our discussion of the Mortgage Banking Business, the discussion of expenses includes a discussion of our operating expenses, which excludes interest expense.

     Because certain other expenses incurred by AmNet in the Mortgage Banking Business, such as commissions and contract labor, also vary with the volume of AmNet's loan originations, management also believes that it is important in understanding this business to consider the variable and the fixed expenses separately. Accordingly, we have included an estimated breakdown of variable amounts for our mortgage banking operating expenses. Management believes that this will enable a better understanding of the Company's results and the likely impact in the future of changes in our origination volumes.





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


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

           Exhibit No.                       Description
           -----------                       -----------

              99.1           May 17, 2005 Press Release by AmNet Mortgage, Inc.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AmNet Mortgage, Inc.



Date: May 17, 2005                             By: /s/ Judith A. Berry
                                                   -----------------------------
                                                   Judith A. Berry
                                                   Chief Financial Officer





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


                                  EXHIBIT INDEX


   Exhibit No.                         Description
   -----------                         -----------

       99.1              May 17, 2005 Press Release by AmNet Mortgage, Inc.





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